                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  September 27, 1996


                           Concorde Gaming Corporation
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Colorado                  0-8698                 84-0716683
   ----------------------       --------------         ------------------
(State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)           File Number)          Identification No.)



                              3290 Lien Street
                       Rapid City, South Dakota 57702
            ----------------------------------------------------
            (Address of principal executive offices)  (Zip Code)


     Registrant's telephone number, including area code:  (605) 341-7738


                               Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)
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Item 5.       Other Events.

       See the Press Release attached hereto as Exhibit 20.

Item 7.       Financial Statements and Exhibits.

       (c)    Exhibits

              2.3 Settlement Agreement, dated as of September 27, 1996, among The Three Affiliated Tribes of the Fort Berthold Reservation and The Bruce H. Lien Company

              20 Press Release dated September 30, 1996 announcing signing of Settlement Agreement
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CONCORDE GAMING CORPORATION



Date:  October 14, 1996                    By:   /s/Jerry L. Baum
                                                ------------------------------
                                                Jerry L. Baum, President
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                                 EXHIBIT INDEX

Exhibit No.                 Exhibit Description
-----------                 -------------------
     2.3          Settlement Agreement, dated as of September 27, 1996, among The Three Affiliated Tribes of the Fort Berthold Reservation and The Bruce H. Lien Company

    20            Press Release dated September 30, 1996 announcing signing of Settlement Agreement